UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ARES CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Dear Fellow Stockholder: We want to thank you for your investment in Ares Capital Corporation. As an important stockholder, you've made a sig-nificant investment in Ares Capital Corporation's future. Your voice matters, and that is why we are kindly requesting that you authorize your proxy and help us reach a quorum at our Special Meeting of Stockholders, to be held virtually on August 13, 2026. Your participation is critical for a successful meeting. At the meeting, you will be asked to consider and vote on a proposal to authorize Ares Capital Corporation ("the Company"), with the approval of the Company's Board of Directors, to sell or otherwise issue shares of its common stock at a price be-low its then current net asset value ("NAV") per share. This is solely an authorization and does not constitute a decision or intent to execute a transaction. Any transaction would require approval of the Company’s Board of Directors and would be subject to certain limitations set forth in the Proxy Statement. If the authorization is approved, it would be effective for common stock issued during a twelve-month period expiring on the anniversary of the date of this Special Meeting of Stockholders. Importantly, there are no immediate plans to issue any shares of common stock below NAV. Rather, during periods of significant market disruption, incremental capital may be required quickly to take advantage of favorable invest-ment opportunities. Ares Capital Corporation is seeking stockholder approval now to provide flexibility in the event the Company believes it is needed in future. The Company has received annual stockholder approval to issue shares of its common stock below NAV on terms similar to what is being requested herein for each of the last 17 years, and has only used this approval one time to com-plete the acquisition of Allied Capital during a period of market disruption and volatility in 2009-2010. As described in further detail in the previously distributed proxy materials, this acquisition was transformational and accretive to the Company and its stockholders. As one of our top investors, your participation is crucial. We encourage you to review the proxy materials previously distributed carefully and authorize your proxy using any one of the methods described below. Your prompt response will help us meet stockholder approval requirements before the meeting, thereby reducing the risk of postponement and additional solicitation costs. If you have any questions about voting or to authorize your proxy, please call our proxy solicitor at 1-877-283-0319. SAMPLE-LTR YOUR VOTE IS VERY IMPORTANT Our Board of Directors recommends that you respond to this solicitation by authorizing your proxy FOR the proposal described in the proxy statement previously distributed. Your vote is needed! ONLINE MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE Ares Strategic Income Fund Your vote is needed! ONLINE MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE Ares Strategic Income Fund Dear Fellow Shareholder: The voting deadline for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders is quickly approaching. Our records indicate that we have not yet received voting instructions for your account. We appreciate your investment and encourage you to cast a vote for this year’s meeting. Your participation will make a meaningful difference in our ability to conduct necessary business. Regardless of the number of shares you own, your vote is very important and will help us avoid additional solicitation costs. Please authorize your proxy to vote your shares promptly using any one of the methods described below. If you have any questions, feel free to contact your financial advisor or visit our website at: https://www.areswms.com/investors/proxy/ares-strategic-income-fund-proxy. Your vote is needed! ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Strategic Income Fund SAMPLE-LTR WWW.PROXYVOTE.COM Please have your enclosed proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. WITHOUT A PROXY CARD Call 1-877-283-0319 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

S08841-EPB SPECIAL STOCKHOLDER MEETING MATERIALS REQUIRING YOUR PROMPT ATTENTION ENCLOSED GO VOTE

SAMPLE-EPB Ares Strategic Income Fund THREE WAYS TO AUTHORIZE YOUR PROXY 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number. NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. PHONE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL Y Authorize Your Proxy Today! our Vote Is Important – The Annual Meeting of Shareholders will be held on June 25, 2025. Whether or not you plan to attend, your vote is very important. You can authorize a proxy to vote your proxy by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. Your Vote Is Important – Authorize Your Proxy Today! The Special Meeting of Stockholders will be held on August 13, 2026. Whether or not you plan to attend, your vote is very important. You can authorize a proxy to vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions, please call 877-283-0319. WITHOUT A PROXY CARD Call 877-283-0319 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. ARES CAPITAL CORPORATION

URGENT ACTION REQUIRED We’ve made it easy, so take two minutes right now on any device you prefer. Go to: Proxyvote.com Materials requiring your immediate action enclosed. SPECIAL STOCKHOLDER MEETING PHONE TABLET PC ARES CAPITAL CORPORATION S08841-EPN

ARCC Special Meeting 2026 – LinkedIn

Variation 1

You should have received proxy materials for the upcoming ARCC Special Meeting of Stockholders. Please take action early by visiting the link below.

Variation 2

You should have received proxy materials for the upcoming ARCC Special Meeting of Stockholders. Please take action early by visiting the link below.

Variation 3:

ARCC Stockholder: Your vote and participation are very important, no matter how many or few shares in Ares Capital Corporation you own. We encourage you to review the proxy materials previously distributed carefully and authorize your proxy using any one of the methods described below.

Variation 4:

ARCC Stockholder: Your vote and participation are very important, no matter how many or few shares in Ares Capital Corporation you own. We encourage you to review the proxy materials previously distributed carefully and authorize your proxy using any one of the methods described below.